UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

VICAL INCORPORATED
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-21088 (Commission File Number)	93-0948554 (I.R.S. Employer Identification No.)
10390 Pacific Center Court San Diego, California (Address of principal executive offices)		92121-4340 (Zip Code)

Registrant’s telephone number, including area code: (858) 646-1100

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On May 25, 2017, the Board of Directors (the “Board”) of Vical Incorporated (the “Company”) appointed Anthony A. Ramos, the Company’s Chief Accounting Officer, to be the Company’s Chief Financial Officer. In his role as Chief Financial Officer, Mr. Ramos will also serve as the Company’s principal financial officer and principal accounting officer, replacing Vijay B. Samant as the Company’s principal financial officer.

Mr. Ramos, age 50, has served as the Company’s Chief Accounting Officer since July 2010 and as the Company’s Corporate Controller from February 2005 to July 2010.  From January 1999 until joining the Company, Mr. Ramos held various positions at Copper Mountain Networks, Inc., a publicly held network communications company, most recently as Vice President of Finance with broad responsibilities in finance, accounting, treasury, risk management and corporate governance. From April 1996 until joining Copper Mountain Networks, Inc., Mr. Ramos served as Accounting Manager at Viasat, Inc., a publicly held digital communications company, where he held accounting and financial reporting responsibilities. From January 1990 until joining Viasat, Inc., Mr. Ramos served as an audit manager at PricewaterhouseCoopers LLP, where his clients included life sciences, computer software and telecommunications companies as well as government contractors. Mr. Ramos received his bachelor’s degree in business administration and accounting from San Diego State University and is a Certified Public Accountant.

There are no arrangements or understandings between Mr. Ramos and any other persons pursuant to which he was selected as the Company’s Chief Financial Officer, principal financial officer or principal accounting officer. There are also no family relationships between Mr. Ramos and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

(e)

On May 25, 2017, the Company’s Amended and Restated Stock Incentive Plan (the “Plan”) was amended to increase the aggregate number of shares of the Company’s common stock reserved for issuance under the Plan by 500,000 shares.

The foregoing description of the terms of the amendment to the Plan does not purport to be complete and is qualified in its entirety to the full text of the Plan, a copy of which is attached as Exhibit 99.1 hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2017, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to reduce the authorized number of shares of the Company’s common stock from 160,000,000 shares to 50,000,000 shares. On June 1, 2017, the Company filed with the Delaware Secretary of State a Certificate of Amendment to its Restated Certificate of Incorporation to implement the decrease in the authorized number of shares of the Company’s common stock.

The foregoing description of the terms of the Certificate of Amendment to the Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety to the full text of the Certificate of Amendment to the Restated Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Company’s 2017 Annual Meeting of Stockholders held on May 25, 2017, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

•	The Company’s stockholders elected the directors proposed by the Company for re-election to serve until the Company’s 2020 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Robert C. Merton	4,676,387	265,079	4,112,164
Vijay B. Samant	4,637,251	304,215	4,112,164

•	The Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to reduce the authorized number of shares of the Company’s common stock from 160,000,000 shares to 50,000,000 shares. The tabulation of votes on this matter was as follows: shares voted for: 7,014,075; shares voted against: 1,482,580; shares abstaining: 556,975; and broker non-votes: 0.

•	The Company’s stockholders approved an amendment to the Company’s Plan as described in Item 5.02 above. The tabulation of votes on this matter was as follows: shares voted for: 4,365,830; shares voted against: 554,811; shares abstaining: 20,825; and broker non-votes: 4,112,164.

•	The Company’s stockholders in an advisory vote approved the compensation of the Company’s named executive officers. The tabulation of votes on this matter was as follows: shares voted for: 4,471,413; shares voted against: 439,957; shares abstaining: 30,096; and broker non-votes: 4,112,164.

•	The Company’s stockholders in an advisory vote on the preferred frequency of stockholder advisory votes on the compensation paid to the Company’s named executive officers preferred the frequency of every year. The tabulation of votes on this matter was as follows: shares voted for one year: 4,241,286; shares voted for two years: 26,082; shares voted for three years: 610,019; and shares abstaining: 64,079. Based on the result of this advisory vote, the Board has determined to hold an advisory vote on the compensation of the Company’s named executive officers once every year.

•	The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017. The tabulation of votes on this matter was as follows: shares voted for: 8,811,039; shares voted against: 142,602; shares abstaining: 99,989; and broker non-votes: 0.

Item 8.01	Other Events.

Also on May 25, 2017, the Board appointed Mammen P. Mammen, Jr., M.D., the Company’s Senior Vice President of Clinical Development, as an executive officer of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation.

99.1	Amended and Restated Stock Incentive Plan of Vical Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICAL INCORPORATED

Date: June 1, 2017	By: /s/ ANTHONY A. RAMOS
Anthony A. Ramos
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation.

99.1	Amended and Restated Stock Incentive Plan of Vical Incorporated.